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                                                                    Exhibit 10.5

                               [LETTERHEAD OF RCN]

                                December 5, 2001


Mr. William Savoy
Vulcan, Inc
505 Union Station
505 Fifth Avenue, Suite 900
Seattle, Washington 98104


Dear Mr. Savoy:

          Reference is made to that certain Stock Purchase Agreement dated October 1, 1999, as amended from time to time (the "Stock Purchase Agreement"),
                                                    ------------------------
by and among RCN Corporation, a Delaware corporation (the "Company"), and Vulcan
                                                           -------
Ventures Incorporated, a Washington corporation ("Vulcan") and that certain Rights Agreement dated December 5, 2001 (the "Rights Agreement"), by and among
                                              ----------------
the Company and HSBC Bank USA, a banking corporation and trust company duly organized and validly existing under the laws of the State of New York (the "Right Agent"). Capitalized terms used and not otherwise defined herein shall
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have the meanings set forth in the Rights Agreement.

          We are writing to confirm that in conjunction with the Company's adoption of the Rights Agreement, the Company's Board of Directors has resolved that from and after such time as any of the Rights issued under the rights Agreement become exercisable, Vulcan and its Affiliates (as defined in the Stock Purchase Agreement) shall be entitled to exercise any such Rights which they may hold or be entitled to under the Rights Agreement and acquire Common Stock or other securities of the Company upon the exercise of such Rights without regard to any of the restrictions otherwise set forth in the Stock Purchase Agreement, including but not limited to those set forth in Sections 6.03 and 6.04 of the Stock Purchase Agreement.

          Please confirm your agreement with the foregoing by signing and returning to the undersigned the duplicate copy of this letter enclosed herewith.

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          This Agreement shall be governed by and constructed in accordance with the law of the State of New York, without regard to conflicts of law rules of such state.

                                     Sincerely,

                                     RCN CORPORATION

                                     By: /s/ John J. Jones
                                         ---------------------------------------
                                         Name:  John J. Jones
                                         Title: Executive Vice President and
                                                General Counsel


ACCEPTED AND AGREED:
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VULCAN VENTURE INCORPORATED

By: /s/ William D. Savoy
   ----------------------------------
Name:  William D. Savoy
Title: President




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